Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
As of November 30, 2022

Name of Subsidiary	State or Country in Which Organized

2117974 Ontario Inc.	Canada
Advanced Technology Trading Company Ltd.	United Kingdom
Afina Peru, S.A.C.	Peru
Afina Sistemas Informaticos Limitada	Chile
Afina Sistemas Informaticos, S.L.	Spain
Afina Sistemas, Sociedade Ltda.	Brazil
Afina Venezuela, C.A.	Venezuela
Afina, S.R.L.	Argentina
Afinasis, S.A. de C.V.	Mexico
AS 24 Communications - Fonebank SARL	France
Ascendant Technology Holdings UK Limited	United Kingdom
Asset Ohio Fourth Street LLC	Ohio, U.S.A.
AVT Technology Solutions Holdings LLC	Delaware, U.S.A.
AVT Technology Solutions LLC	Delaware, U.S.A.
Azlan European Finance Limited	United Kingdom
Azlan GmbH	Germany
Azlan Group Limited	United Kingdom
Azlan Limited	United Kingdom
Azlan Scandinavia AB	Sweden
Brazil Holdco Limited	United Kingdom
ComputerLand Corporation	California, U.S.A.
Corporate Mobile Recycling Espana S.L.	Spain
Corporate Mobile Recycling Ltd.	United Kingdom
CyberLogistics Corporation	Japan
DLT Solutions, LLC	Virginia, U.S.A.
DLT Solutions Canada Inc.	Canada
Draxmar Limited	Cyprus
Dritte TENVA Property GmbH Nettetal	Germany
EKM Global Limited	United Kingdom
EMJ America, Inc.	North Carolina, U.S.A.
Exit Certified ULC	Canada
ExitCertified Corp.	Delaware, U.S.A.
Finance Technology AS	Norway
GLS Software, S. de R.L	Panama
Horizon Technical Services (UK) Limited	United Kingdom
Horizon Technical Services AB	Sweden
Hyve Design Solutions (Taiwan) Corporation	Taiwan
Hyve Design Solutions Corporation	Delaware, U.S.A.
Hyve IT Solutions Israel Ltd	Israel

Hyve IT Solutions South Africa (PTY) LTD	South Africa
Hyve SNX Solutions Ireland Limited	Ireland
Hyve Solutions (Taiwan) Corporation	Taiwan
Hyve Solutions Canada Limited	Canada
Hyve Solutions China Limited	China
Hyve Solutions Corporation	California, U.S.A.
Hyve Solutions Europe Limited	United Kingdom
Hyve Solutions HK Limited	Hong Kong, China
Hyve Solutions Holding Company Limited	United Kingdom
HYVE Solutions India Private Limited	India
Hyve Solutions Japan K.K.	Japan
Hyve Solutions Korea Limited	South Korea
Hyve Solutions Malaysia SDN. BHD	Malaysia
Hyve Solutions New Zealand Limited	New Zealand
Hyve Solutions Singapore Pte. Ltd.	Singapore
Hyve Solutions UK Limited	United Kingdom
Hyve Solutions US Global Holding Corporation	Delaware, U.S.A.
Innovix Distribution Holdings (BVI) Limited	British Virgin Islands
Instituto de Educacion Avanzada, S. de R.L. de C.V.	Mexico
IQBlade Limited	United Kingdom
Lasting Holdings Corporation	California, U.S.A.
LATAM HoldCo Limited	United Kingdom
LatAm Holding B.V.	Netherlands
License Online, Inc.	California, U.S.A.
Magirus France Sarl	France
Managed Training Services Limited	United Kingdom
Maneboard Limited	United Kingdom
PDSI B.V.	Netherlands
Pegasus Telecom, LLC.	Delaware, U.S.A.
PT Tech Data Advanced Solutions Indonesia	Indonesia
Sennex Enterprises Limited	Hong Kong, China
Servicios Afinasis S.A. de C.V.	Mexico
Shyft Global Services ULC	Canada
Shyft Global Services, Inc.	Delaware, U.S.A.
SIT Funding Corporation	Delaware, U.S.A.
Spire Sub, LLC	Delaware, U.S.A.
SYNNEX Canada Limited	Canada
SYNNEX de México, S.A. de C.V.	Mexico
SYNNEX Finance Hybrid II, LLC	California, U.S.A.
SYNNEX Holdco, Inc.	Delaware, U.S.A.
SYNNEX Information Technologies (Guizhou) Ltd.	China
SYNNEX Japan Holdings K.K.	Japan

SYNNEX Logistics Corporation	British Virgin Islands
SYNNEX Servicios, S.A. de C.V.	Mexico
TD Advanced Solutions (Malaysia) Sdn. Bhd.	Malaysia
TD Advanced Technology Solutions Chile Limitada	Chile
TD Facilities, Ltd.	Texas, U.S.A.
TD Fulfillment Services, LLC	Florida, U.S.A.
TD Funding UK Limited	United Kingdom
TD Solucões Avancadas de Tecnologia Brasil Ltda.	Brazil
TD SYNNEX Advanced Services Limited	United Kingdom
TD SYNNEX AS Czech s.r.o.	Czech Republic
TD SYNNEX AS Poland sp. z o.o.	Poland
TD SYNNEX Austria GmbH	Austria
TD SYNNEX Belgium B.V.	Belgium
TD SYNNEX Bucharest S.r.l.	Romania
TD SYNNEX Canada Holdings Corp.	Canada
TD SYNNEX Capital Belgium B.V.	Belgium
TD SYNNEX Capital France SAS	France
TD SYNNEX Capital Germany GmbH	Germany
TD SYNNEX Capital Netherlands B.V.	Netherlands
TD SYNNEX Capital Spain S.L.U.	Spain
TD SYNNEX Capital UK Limited	United Kingdom
TD SYNNEX Capital, LLC	Delaware, U.S.A.
TD SYNNEX China Limited	China
TD SYNNEX Colombia Ltda.	Colombia
TD SYNNEX Croatia d.o.o.	Croatia
TD SYNNEX Croatia Services d.o.o.	Croatia
TD SYNNEX Czech s.r.o.	Czech Republic
TD SYNNEX d.o.o. Beograd	Serbia
TD SYNNEX Denmark ApS	Denmark
TD SYNNEX Europe GmbH	Germany
TD SYNNEX Europe Services and Operations, S.L.U.	Spain
TD SYNNEX Finance Limited	United Kingdom
TD SYNNEX Finland OY	Finland
TD SYNNEX France Holding Sarl	France
TD SYNNEX France S.A.S.	France
TD SYNNEX Germany GmbH & Co. OHG	Germany
TD SYNNEX Global Holdings	Cayman Islands
TD SYNNEX Global Holdings	United Kingdom
TD SYNNEX Holding Germany GmbH & Co. KG	Germany
TD SYNNEX Hungary Kft	Hungary
TD SYNNEX Information Technologies (Beijing) Ltd.	China

TD SYNNEX Information Technologies (Chengdu) Ltd.	China
TD SYNNEX International Sarl	Switzerland
TD SYNNEX Ireland Limited	Ireland
TD SYNNEX Italy s.r.l.	Italy
TD SYNNEX K.K.	Japan
TD SYNNEX Kft	Hungary
TD SYNNEX Ljubljana d.o.o.	Slovenia
TD SYNNEX Netherlands B.V.	Netherlands
TD SYNNEX Norway AS	Norway
TD SYNNEX Poland sp. z o.o.	Poland
TD SYNNEX Portugal, Lda	Portugal
TD SYNNEX Service GmbH	Austria
TD SYNNEX Services Italy S.r.l.	Italy
TD SYNNEX Slovakia, s.r.o.	Slovakia
TD SYNNEX Spain, S.L.U.	Spain
TD SYNNEX Supply Chain Services Limited	United Kingdom
TD SYNNEX Sweden AB	Sweden
TD SYNNEX Switzerland GmbH	Switzerland
TD SYNNEX TS Europe B.V.	Belgium
TD SYNNEX Turkey Bilgi Teknolojileri Anonim Şirketi	Turkey
TD SYNNEX UK Acquisition Limited	United Kingdom
TD SYNNEX UK Finance Limited	United Kingdom
TD SYNNEX UK Limited	United Kingdom
TD SYNNEX UK Resources Limited	United Kingdom
TD Treasury UK Limited	United Kingdom
TD UK Holding Limited	United Kingdom
TDAS Tech Data Ecuador, CIA. LTDA.	Ecuador
Tec D (Malaysia) Sdn. Bhd.	Malaysia
Tec D Advanced Solutions (Malaysia) Sdn. Bhd.	Malaysia
Tec D Distribution (Malaysia) Sdn. Bhd.	Malaysia
Tech Data (ANZ) Pty. Ltd.	Australia
Tech Data (China) Limited	China
Tech Data (Hong Kong) Limited	Hong Kong, China
Tech Data (Netherlands) B.V.	Netherlands
Tech Data (Singapore) Pte. Ltd.	Singapore
Tech Data Advanced Solutions (ANZ) Limited	Australia
Tech Data Advanced Solutions (India) Private Limited	India
Tech Data Advanced Solutions (Singapore) Pte. Ltd.	Singapore
Tech Data Advanced Solutions (Thailand) Limited	Thailand

Tech Data Advanced Solutions (Vietnam) Company Limited	Vietnam
Tech Data Argentina S.A.	Argentina
Tech Data AS Colombia SAS	Colombia
Tech Data AS Pte. Ltd.	Singapore
Tech Data AS UK Limited	United Kingdom
Tech Data Brasil Ltda	Brazil
Tech Data Canada Corporation	Canada
Tech Data Capital Canada ULC	Canada
Tech Data Capital Limited	Cyprus
Tech Data Computer & Equipment Company Limited	Hong Kong, China
Tech Data Computer Service (Hong Kong) Limited	Hong Kong, China
Tech Data Computer Service (Macau) Limited	Macao, China
Tech Data Corporation	Florida, U.S.A.
Tech Data Cyprus Holding Ltd	Cyprus
Tech Data de Puerto Rico, Inc.	Puerto Rico
Tech Data Distribution (Hong Kong) Limited	Hong Kong, China
Tech Data Distribution (Singapore) Pte. Ltd.	Singapore
Tech Data Education, Inc.	Florida, U.S.A.
Tech Data European Management GmbH	Germany
Tech Data Finance Partner LLC	Florida, U.S.A.
Tech Data Finance SPV, Inc.	Delaware, U.S.A.
Tech Data Finance SRL	Barbados
Tech Data Florida Services, Inc.	Florida, U.S.A.
Tech Data Funding Ltd	Cyprus
Tech Data Global Finance L.P.	Cayman Islands
Tech Data Global Holding, Inc.	Delaware, U.S.A.
Tech Data Government Solutions, LLC	Indiana, U.S.A.
Tech Data Holding Limited	United Kingdom
Tech Data Holdings SRL	Barbados
Tech Data Interactive Technology Limited	British Virgin Islands
Tech Data IT Solutions & Systems Management Limited	British Virgin Islands
Tech Data Latin America, Inc.	Florida, U.S.A.
Tech Data Lux Finance Sarl	Luxembourg
Tech Data Management GmbH	Austria
Tech Data Marne SNC	France
Tech Data Mexico S. de R. L. de C.V.	Mexico
Tech Data Operations Center, S.A.	Costa Rica
Tech Data Peru S.R.L.	Peru
Tech Data Product Management, Inc.	Florida, U.S.A.
Tech Data Resources LP	Barbados
Tech Data Resources, LLC	Delaware, U.S.A.
Tech Data Services UK Limited	United Kingdom

Tech Data Strategy GmbH	Germany
Tech Data Tennessee, Inc.	Florida, U.S.A.
Tech Data Treasury SRL	Barbados
Tech Data Turkey Holding Anonim Sirketi	Turkey
Tech Data UK Finance Partner Limited	United Kingdom
Tech Data USA LLC	Delaware, U.S.A.
Tech Data Worldwide SRL	Barbados
TechData Uruguay, S.A.	Uruguay
Tenva Holdings LLC	Delaware, U.S.A.
Tenva TS Canada ULC	Canada
Tenva TS Holdings Limited	United Kingdom
Tenva TS Thailand LLC	Delaware, U.S.A.
Tiger Merger Holdings, LLC	Delaware, U.S.A.
Tiger Midco, LLC	Delaware, U.S.A.
TS Holding and Financial Services B.V.	Belgium
TS Holding Asia B.V.	Netherlands
TS Indonesian Holding B.V.	Netherlands
Westcon Brasil, Ltda.	Brazil
Westcon CALA, Inc.	Delaware, U.S.A.
Westcon Canada Systems (WCSI) Inc.	Canada
Westcon Corporation Ecuador WCE Cia. Ltda.	Ecuador
Westcon GDS, LLC	Delaware, U.S.A.
Westcon Group Costa Rica S.A	Costa Rica
Westcon Group Inc.	Delaware, U.S.A.
Westcon Group North America, Inc	New York, U.S.A.
Westcon Group Panama S.A.	Panama
Westcon Group Paraguay S.R.L.	Paraguay
Westcon Group Uruguay S.R.L.	Uruguay
Westcon Mexico, S.A. de C.V.	Mexico
WG-UK Holding Company Limited	United Kingdom
WG-US HoldCo Inc.	Delaware, U.S.A.